UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-4492

MFS SERIES TRUST X

(Exact name of registrant as specified in charter)

500 Boylston Street, Boston, Massachusetts 02116

(Address of principal executive offices) (Zip code)

Susan S. Newton

Massachusetts Financial Services Company

500 Boylston Street

Boston, Massachusetts 02116

(Name and address of agents for service)

Registrant’s telephone number, including area code: (617) 954-5000

Date of fiscal year end: August 31*

Date of reporting period: August 31, 2008

*	This Form N-CSR pertains to the following series of the Registrant: MFS Floating Rate High Income Fund.

ITEM 1.	REPORTS TO STOCKHOLDERS.

MFS® Floating Rate High Income Fund

SIPC Contact Information:

You may obtain information about the Securities Investor Protection Corporation (“SIPC”), including the SIPC Brochure, by contacting SIPC either by telephone (202-371-8300) or by accessing SIPC’s website address (www.sipc.org).

The report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE •

NO BANK OR CREDIT UNION GUARANTEE • NOT A DEPOSIT •

NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR

NCUA/NCUSIF

8/31/08

FRH-ANN

LETTER FROM THE CEO

Dear Shareholders:

The global economy is not a very welcoming place these days. Headlines tell the story of slowing growth, accelerating inflation, and credit collapse. We have watched the rampant selling that has typified equity and credit markets since the strains in the financial system first became apparent last year.

The volatility in commodity and currency markets has further complicated investment choices. There are so many parts moving in so many directions; it has become very easy to get overwhelmed.

At MFS® we remind investors to keep their eye on the long term and not become panicked by the uncertainty of the day to day.

Remember that what goes down could very easily come back up. And that is where we as money managers like to turn our focus.

Investment opportunities abound in oversold markets. When markets experience excessive selloffs, assets become undervalued. At MFS, we have a team of global sector analysts located in Boston, London, Mexico City, Singapore, Sydney, and Tokyo working together to do the kind of bottom-up research that will root out these investment opportunities.

In times like these, we encourage our investors to check in with their advisors to ensure they have an investment plan in place that will pay heed to the present, but that is firmly tailored to the future.

Respectfully,

Robert J. Manning

Chief Executive Officer and Chief Investment Officer

MFS Investment Management®

October 15, 2008

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

PORTFOLIO COMPOSITION

Portfolio structure (i)

Top five industries (i)
Medical & Health Technology & Services	8.1%
Broadcasting	7.9%
Utilities - Electric Power	7.5%
Printing & Publishing	6.4%
Cable TV	5.4%

Credit quality of loans and bonds (r)
AAA	3.0%
AA	1.5%
BBB	2.1%
BB	41.4%
B	30.7%
CCC	3.0%
Not Rated	18.3%

Portfolio facts
Average Maturity (i)(w)	5.8 yrs.
Average Credit Quality of Rated Securities (long-term) (a)	BB-

(a)	The average credit quality of rated securities is based upon a market weighted average of portfolio holdings that are rated by public rating agencies.
(i)	For purposes of this presentation, the loan and bond components include accrued interest amounts and may be positively or negatively impacted by the equivalent exposure from any derivative holdings, if applicable.
(r)	Each security is assigned a rating from Moody’s Investors Service. If not rated by Moody’s, the rating will be that assigned by Standard & Poor’s. Likewise, if not assigned a rating by Standard & Poor’s, it will be based on the rating assigned by Fitch, Inc. For those portfolios that hold a security which is not rated by any of the three agencies, the security is considered Not Rated. Holdings in U.S. Treasuries and government agency mortgage-backed securities, if any, are included in the “AAA”-rating category. Percentages are based on the total market value of investments as of 8/31/08.
(w)	The average maturity shown is calculated using the final stated maturity on the portfolio’s holdings without taking into account any holdings which have been pre-refunded or pre-paid to an earlier date or which have a mandatory put date prior to the stated maturity.

Percentages are based on net assets as of 8/31/08, unless otherwise noted.

The portfolio is actively managed and current holdings may be different.

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended August 31, 2008, Class A shares of the MFS Floating Rate High Income Fund provided a total return of –1.47%, at net asset value. This compares with a return of –0.19% for the fund’s benchmark, the S&P/LSTA Leveraged Loan Index.

Market Environment

The U.S. economy and financial markets experienced significant deterioration and heightened volatility over the reporting period. U.S. economic growth slowed significantly in the fourth quarter of 2007 and first quarter of 2008, rebounding considerably during the second quarter due to the fiscal stimulus and strong net exports. Domestic headwinds included accelerated deterioration in the housing market, subdued corporate investment, a markedly weaker job market, and a tighter credit environment as banks sought to repair balance sheets. During the period, mounting concerns surrounding the distressed sale of failing Bear Stearns to JPMorgan, which was backstopped by the Federal Reserve, the Government Sponsored Enterprises (GSEs) Fannie Mae and Freddie Mac, as well as U.S. investment bank Lehman Brothers, kept the markets under significant pressure. While reasonably resilient, the global economy and financial system increasingly experienced negative spillovers from the U.S. slowdown. Japanese and European growth slowed considerably over the reporting period and international financial markets were adversely affected by U.S. mortgage and structured product losses.

In the initial stages of this financial and economic turmoil, most global central banks were forced to inject liquidity and to reassess their tightening biases as government bond yields declined and credit spreads widened. During the second half of the reporting period, the U.S. Federal Reserve Board began an aggressive rate cutting campaign, while the U.S. federal government moved quickly to design and implement a modest fiscal stimulus package. Although the Bank of England and the Bank of Canada also cut rates, the dilemma of rising energy and food prices heightened concerns among central bankers that inflationary expectations might become unhinged despite weaker growth.

By the end of the reporting period, relentless increases in the cost of crude oil imposed new burdens on companies, consumers and countries around the world. Reflecting this added problem, the markets continued to price in significantly more financial and economic weakening as the focus of global markets shifted to the dilemma of persistently rising energy and food prices. Many global central banks, especially in emerging markets, hiked interest rates as measures of inflation (e.g., consumer, producer, imported, headline, and core) rose to secular highs. Towards the end of the period, commodity prices fell sharply, raising the prospects that global inflation would soon peak.

Management Review – continued

Detractors from Performance

Relative performance was negatively impacted by the fund’s underweighted exposure to “BB” (s) rated securities. In addition, underweighted positions in both the consumer services and metals and minerals sectors detracted from performance relative to the benchmark.

Contributors to Performance

An underweighted position in the poor-performing transportation sector boosted relative results over the reporting period. Overweighting in the relatively strong-performing health care and information technology sectors also helped relative performance.

The fund’s cash position was a contributor to relative performance. The fund holds cash to buy new holdings and to provide liquidity. In a period when the loan market declined, as measured by the fund’s benchmark, holding cash helped performance versus the benchmark, which has no cash position.

Respectfully,

David Cobey Portfolio Manager	Philip Robbins Portfolio Manager

(s)	Bonds rated “BBB”, “Baa”, or higher are considered investment grade; bonds rated “BB”, “Ba”, or below are considered non-investment grade. The primary source for bond quality ratings is Moody’s Investors Service. If not available, ratings by Standard & Poor’s are used, else ratings by Fitch, Inc. For securities which are not rated by any of the three agencies, the security is considered Not Rated.

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

PERFORMANCE SUMMARY THROUGH 8/31/08

The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark. Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmark comparisons are unmanaged; do not reflect sales charges, commissions or expenses; and cannot be invested in directly. (See Notes to Performance Summary).

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a Hypothetical $10,000 Investment (t)

Performance Summary – continued

Average annual total returns through 8/31/08

Without sales charge

Share class	Class inception date	1-yr	Life (t)
A	1/05/05	(1.47)%	2.46%
C	1/05/05	(2.10)%	1.78%
I	1/05/05	(1.12)%	2.70%

Comparative benchmark

S&P/LSTA Leveraged Loan Index (f)	(0.19)%	3.19%

With sales charge

Share class
A With Initial Sales Charge (2.50%)	(3.93)%	1.76%
C With CDSC (1% for 12 months) (x)	(3.03)%	1.78%

Class I shares do not have a sales charge.

CDSC – Contingent Deferred Sales Charge.

(f)	Source: FactSet Research Systems Inc.
(t)	For the period from the commencement of the fund’s investment operations, January 5, 2005 through the stated period end. Index information is from January 1, 2005.
(x)	Assuming redemption at the end of the applicable period.

Benchmark Definition

S&P/LSTA Leveraged Loan Index (LLI) – a market capitalization-weighted index that measures the performance of U.S. dollar-denominated institutional leveraged loan portfolios. The index primarily consists of senior secured facilities that meet certain market capitalization size, maturity, and yield criteria, but also includes second lien and unsecured loans if they are broadly held by collateralized loan obligations (CLO’s) and other traditional loan accounts.

It is not possible to invest directly in an index.

Notes to Performance Summary

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

EXPENSE TABLE

Fund expenses borne by the shareholders during the period,

March 1, 2008 through August 31, 2008

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 1, 2008 through August 31, 2008.

The actual expenses include the payment of a portion of the transfer-agent-related expenses of MFS funds that invest in the fund. For further information, please see the Notes to the Financial Statements.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense Table – continued

Share Class		Annualized Expense Ratio	Beginning Account Value 3/01/08	Ending Account Value 8/31/08	Expenses Paid During Period (p) 3/01/08-8/31/08
A	Actual	1.11%	$1,000.00	$1,035.46	$5.68
	Hypothetical (h)	1.11%	$1,000.00	$1,019.56	$5.63
C	Actual	1.87%	$1,000.00	$1,032.76	$9.56
	Hypothetical (h)	1.87%	$1,000.00	$1,015.74	$9.48
I	Actual	0.87%	$1,000.00	$1,037.92	$4.46
	Hypothetical (h)	0.87%	$1,000.00	$1,020.76	$4.42

(h)	5% class return per year before expenses.
(p)	Expenses paid is equal to each class’ annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year. Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

PORTFOLIO OF INVESTMENTS

8/31/08

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Floating Rate Loans - 89.1% (g)(r)
Issuer	Shares/Par	Value ($)

Aerospace - 4.4%
Acts Aero Technology Supply & Service, Term Loan B, 6.04%, 2014	$1,033,978	$695,351
BE Aerospace, Inc., Sealed Envelope Term Loan, 5.82%, 2014	696,711	695,840
Hawker Beechcraft Acquisition Co., Letter of Credit, 4.8%, 2014	41,849	38,965
Hawker Beechcraft Acquisition Co., Term Loan, 4.8%, 2014	716,313	666,954
Hexcel Corp., Term Loan B, 4.74%, 2012	506,842	496,705
Hexcel Corp., Term Loan B-2, 5.18%, 2012	97,423	97,423
Spirit Aerosystems, Inc., Term Loan B, 4.53%, 2013	348,147	338,355
TransDigm, Inc., Term Loan B, 4.8%, 2013	661,607	638,451
Vought Aircraft Industries, Inc., Term Loan, 4.97%, 2011	902,350	852,721
Wyle Laboratories, Term Loan B, 6.81%, 2014	598,231	595,239

		$5,116,004
Apparel Manufacturers - 0.2%
William Carter Co., Term Loan B, 4.12%, 2012	$261,629	$249,528

Automotive - 2.3%
Allison Transmission, Inc., Term Loan B, 5.33%, 2014	$390,548	$350,273
Federal-Mogul Corp., Term Loan B, 4.4%, 2014	498,747	384,035
Ford Motor Co., Term Loan B, 7%, 2013	349,548	270,775
General Motors, Term Loan B, 5.16%, 2013	436,303	322,114
Goodyear Tire & Rubber Co., Second Lien Term Loan, 4.54%, 2014	481,857	439,694
Mark IV Industries, Inc., Second Lien Term Loan, 11.38%, 2011	724,639	289,856
Mark IV Industries, Inc., Term Loan, 7.38%, 2011	571,486	395,754
Motorsport Aftermarket Group, Inc., Term Loan, 5.3%, 2013	417,179	262,823

		$2,715,324
Basic Industry - 0.7%
Trimas Corp., Letter of Credit, 4.8%, 2011	$160,602	$145,345
Trimas Corp., Term Loan B, 4.88%, 2013	674,217	610,167

		$755,512
Broadcasting - 6.7%
Citadel Communications Group, Term Loan B, 4.27%, 2014	$898,241	$720,838
Foxco Acquisition LLC, Term Loan B, 7.25%, 2015	741,026	718,178
Gray Television, Inc., Term Loan, 4.28%, 2014	980,283	813,635
Local TV LLC, Term Loan, 4.87%, 2013	1,118,955	973,490

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Floating Rate Loans (g)(r) - continued
Broadcasting - continued
Newport Television LLC, Term Loan B, 8%, 2016	$994,772	$899,336
Nextmedia Operating, Inc., Second Lien Term Loan, 9.47%, 2013	501,264	395,998
Nextmedia Operating, Inc., Term Loan, 6.47%, 2012	282,956	246,172
Nextmedia Operating, Inc., Term Loan B, 6.46%, 2012	125,758	109,410
Spanish Broadcasting Systems, Inc., Term Loan, 4.56%, 2012	974,867	740,899
Telesat Holding, Inc., Delayed Draw Term Loan, 4.53%, 2014 (q)	49,318	47,268
Telesat Holding, Inc., Term Loan B, 5.79%, 2014	574,692	550,807
Univision Communications, Inc., Term Loan B, 5.02%, 2014	910,815	730,676
Young Broadcasting, Inc., Term Loan, 5.31%, 2012	1,036,905	850,262

		$7,796,969
Brokerage & Asset Managers - 1.1%
Ameritrade Holding Corp., Term Loan B, 3.97%, 2012	$662,858	$643,939
Nuveen Investments, Inc., Term Loan B, 5.47%, 2014	653,086	603,125

		$1,247,064
Building - 2.2%
BELFOR USA Group, Term Loan B, 5.46%, 2013	$603,466	$591,396
Building Materials Holding Corp., Term Loan, 5.56%, 2014	896,255	768,912
Building Materials Corp. of America, Term Loan B, 7.32%, 2011	833,489	616,782
Jacuzzi Brands, Inc., Letter of Credit, 4.94%, 2014	18,101	12,173
Jacuzzi Brands, Inc., Term Loan, 5.29%, 2014	203,109	136,591
Quality Home Brands Holdings LLC, Second Lien Term Loan, 9.05%, 2013	483,050	241,525
Quality Home Brands Holdings LLC, Term Loan, 7.75%, 2012	258,292	176,930

		$2,544,309
Business Services - 3.7%
Affiliated Computer, Term Loan B, 4.47%, 2013	$498,721	$481,088
Clarke American Corp., Term Loan B, 5.29%, 2014	799,779	657,418
First Data Corp., Term Loan B-1, 5.25%, 2014	639,092	585,657
First Data Corp., Term Loan B-2, 5.39%, 2014	346,891	318,001
iPayment, Inc., Term Loan, 4.64%, 2013	813,934	697,949
RGIS LLC, Term Loan B, 5.3%, 2014	17,687	14,857
RGIS LLC, Term Loan B, 5.3%, 2014	353,737	297,139
SunGard Data Systems, Inc., Term Loan B, 4.55%, 2014	1,289,523	1,210,217

		$4,262,326
Cable TV - 5.3%
Cequel Communications LLC, Term Loan, 4.79%, 2013	$843,459	$787,317
Charter Communications Operating LLC, Incremental Term Loan, 8.5%, 2014 (o)	686,964	675,896
Charter Communications Operating LLC, Term Loan, 4.8%, 2014	409,322	357,531

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Floating Rate Loans (g)(r) - continued
Cable TV - continued
CSC Holdings, Inc., Incremental Term Loan, 4.21%, 2013	$934,242	$888,464
Mediacom Broadband LLC, Term Loan D-2, 4.22%, 2015	591,000	545,198
Mediacom Communications Corp., Term Loan D-1, 4.22%, 2015	975,150	899,576
San Juan Cable LLC, Term Loan, 6.23%, 2012	1,080,322	946,632
UPC Broadband Holding, Term Loan N-1, 4.21%, 2014	1,164,040	1,090,124

		$6,190,738
Chemicals - 0.8%
Arizona Chemical Co., Second Lien Term Loan, 8.31%, 2014	$445,083	$343,456
Arizona Chemical Co., Term Loan, 4.81%, 2013	52,711	46,869
Vertellus Specialties, Inc., Term Loan B, 7.06%, 2012	511,529	497,462

		$887,787
Computer Software - 1.1%
Nuance Communications, Inc., Term Loan, 4.72%, 2013	$782,000	$723,350
Nuance Communications, Inc., Term Loan B-1, 4.72%, 2013	227,184	210,145
Vertafore, Inc., Term Loan, 5.31%, 2012	312,294	290,433

		$1,223,928
Computer Software - Systems - 1.2%
Dealer Computer Services, Inc., Second Lien Term Loan, 8.3%, 2013	$234,806	$215,435
Infor Global Solutions, Inc., Second Lien Term Loan, 9.05%, 2014	658,945	405,251
Intergraph Corp., Term Loan, 4.8%, 2014	178,860	169,917
Metavante Corp., Term Loan B, 4.55%, 2014	658,244	622,589

		$1,413,192
Construction - 0.0%
Landsource Communities Development LLC, Second Lien Term Loan, 10.55%, 2014	$224,769	$23,250

Consumer Goods & Services - 5.0%
Affinion Group, Inc., Term Loan B, 5.29%, 2012	$635,993	$611,878
Bright Horizons Family Solutions, Term Loan B, 7.5%, 2015	586,415	576,152
Central Garden & Pet Co., Term Loan B, 3.97%, 2012	364,957	321,162
Coinmach Laundry Co., Term Loan B, 2014 (o)	717,783	659,463
Huish Detergents, Inc., Term Loan B, 4.81%, 2014	328,185	297,281
Philosophy, Inc., Term Loan B, 4.47%, 2014	673,488	580,883
Sabre, Inc., Term Loan B, 4.66%, 2014	813,678	619,639
Ticketmaster, Term Loan B, 5.73%, 2014	569,250	572,096
Travelport Ltd., Letter of Credit, 5.05%, 2013	80,559	67,300
Travelport Ltd., Term Loan, 4.71%, 2013	510,583	426,550

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Floating Rate Loans (g)(r) - continued
Consumer Goods & Services - continued
Weight Watchers International, Inc., Term Loan B, 4.31%, 2014	$436,951	$422,750
West Corp., Term Loan B-2, 4.94%, 2013	739,869	649,120

		$5,804,274
Containers - 1.2%
Anchor Glass Container Corp., Term Loan B, 7.75%, 2014	$728,115	$714,463
Owens-Illinois, Inc., Term Loan B, 3.96%, 2013	689,827	669,477

		$1,383,940
Electronics - 0.0%
Freescale Semiconductor, Inc., Term Loan B, 4.21%, 2013	$59,191	$52,809

Energy - Independent - 1.6%
Crimson Exploration, Inc., Second Lien Term Loan, 8.21%, 2012	$684,279	$602,166
MEG Energy Corp., Term Loan, 4.8%, 2013	547,002	522,159
MEG Energy Corp., Term Loan B, 4.8%, 2013	782,000	746,566

		$1,870,891
Engineering - Construction - 0.4%
URS Corp., Term Loan B, 5.3%, 2013	$421,243	$419,927

Entertainment - 1.4%
AMC Entertainment, Inc., Term Loan B, 4.22%, 2013	$393,989	$371,212
Metro-Goldwyn-Mayer Studios, Inc., Term Loan, 6.05%, 2012	185,555	139,746
Metro-Goldwyn-Mayer Studios, Inc., Term Loan B, 5.34%, 2012	480,045	361,534
Regal Cinemas, Inc., Term Loan, 4.3%, 2013	740,496	698,740

		$1,571,232
Financial Institutions - 0.9%
Lender Processing Services, Inc., Term Loan, 4.96%, 2014	$338,798	$339,221
MSCI, Inc., Term Loan B, 5.31%, 2014	721,025	716,969

		$1,056,190
Food & Beverages - 3.5%
ARAMARK Corp., Letter of Credit, 5.02%, 2014	$55,818	$52,867
ARAMARK Corp., Term Loan B, 4.67%, 2014	878,614	832,157
B&G Foods, Inc., Term Loan C, 4.81%, 2013	252,854	243,372
Birds Eye Foods, Inc., Term Loan, 4.56%, 2013	494,306	469,591
Dean Foods Co., Term Loan B, 4.3%, 2014	1,153,046	1,078,387
Dole Food Co., Inc., Letter of Credit, 4.78%, 2013	28,523	26,179

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Floating Rate Loans (g)(r) - continued
Food & Beverages - continued
Dole Food Co., Inc., Term Loan, 6.81%, 2013	$52,099	$47,817
Dole Food Co., Inc., Term Loan C, 4.76%, 2013	209,112	191,926
Mafco Worldwide Corp., Term Loan B, 4.81%, 2011	1,009,174	928,440
Wrigley Jr. Co., Term Loan B, 2016 (o)	161,101	161,734

		$4,032,470
Forest & Paper Products - 2.3%
Georgia-Pacific Corp., Term Loan, 4.43%, 2012 (o)	$1,432,300	$1,352,372
Graphic Packaging International, Inc., Term Loan, 5.55%, 2014	497,500	479,777
NewPage Holding Corp., Term Loan, 6.56%, 2014	800,646	780,030

		$2,612,179
Gaming & Lodging - 3.8%
Fontainebleau Resorts LLC, Delayed Draw Term Loan, 2014 (q)	$432,269	$332,847
Fontainebleau Resorts LLC, Term Loan B, 5.92%, 2014	1,031,496	794,252
Golden Nugget, Inc., Second Lien Term Loan, 5.73%, 2014	398,373	243,007
Green Valley Ranch Gaming LLC, Second Lien Term Loan, 5.71%, 2014	786,547	395,240
Green Valley Ranch Gaming LLC, Term Loan, 4.59%, 2014	212,296	162,618
Harrah’s Entertainment, Inc., Term Loan B-2, 5.8%, 2015	1,056,937	925,745
Isle of Capri Casinos, Inc., Term Loan, 4.55%, 2014	296,796	252,648
Isle of Capri Casinos, Inc., Term Loan A, 4.55%, 2014	70,121	59,691
Isle of Capri Casinos, Inc., Term Loan B, 4.55%, 2014	118,718	101,059
Las Vegas Sands Corp., Term Loan 1, 4.55%, 2014	141,677	120,554
Las Vegas Sands Corp., Term Loan B, 4.55%, 2014	562,448	478,592
Venetian Macau Ltd., Incremental Term Loan B, 2013 (o)	500,000	484,167

		$4,350,420
Industrial - 2.1%
Gleason Corp., Term Loan, 7.5%, 2013	$424,849	$399,358
Interline Brands, Inc., Term Loan, 4.2%, 2013	388,929	364,621
Interline Brands, Inc., Term Loan B, 4.2%, 2013	268,648	251,857
KAR Holdings, Inc., Term Loan B, 5.06%, 2013	417,640	371,526
Oshkosh Truck Corp., Term Loan B, 4.42%, 2013	1,109,807	1,009,461

		$2,396,823
Insurance - 0.8%
Alliant Insurance, Term Loan B, 5.8%, 2014	$439,900	$404,708
HMSC Corp., Second Lien Term Loan, 8.28%, 2014	79,343	55,540
HMSC Corp., Term Loan, 5.03%, 2014	648,800	473,624

		$933,872

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Floating Rate Loans (g)(r) - continued
Machinery & Tools - 0.1%
NACCO Materials Handling Group, Inc., Term Loan, 4.79%, 2013	$196,000	$170,520

Medical & Health Technology & Services - 8.1%
Accellent, Inc., Term Loan, 5.28%, 2012	$601,077	$542,472
Advanced Medical Optics, Inc., Term Loan, 4.51%, 2014	312,816	285,445
Biomet, Inc., Term Loan B, 5.8%, 2015	1,160,953	1,137,008
Community Health Systems, Inc., Delayed Draw Term Loan, 2014 (q)	70,911	67,019
Community Health Systems, Inc., Term Loan B, 4.97%, 2014	1,386,517	1,310,417
DaVita, Inc., Term Loan B-1, 4.09%, 2012	423,154	406,889
Genoa Healthcare LLC, Second Lien Term Loan, 11.28%, 2013	333,333	320,000
Genoa Healthcare LLC, Term Loan, 6.76%, 2012	578,318	554,463
HCA, Inc., Term Loan B, 5.05%, 2013	1,197,096	1,121,030
Health Management Associates, Inc., Term Loan, 4.55%, 2014	803,322	735,486
National Mentor Holdings, Inc., Synthetic Letter of Credit, 4.55%, 2013	36,821	32,403
National Mentor Holdings, Inc., Term Loan B, 4.81%, 2013	620,000	545,600
National Renal Institutes, Inc., Term Loan B, 5.05%, 2013	838,630	717,029
Psychiatric Solutions, Inc., Term Loan B, 4.21%, 2012	471,161	447,800
Renal Advantage, Inc., Term Loan B, 7.1%, 2012	349,494	323,282
Select Medical Corp., Term Loan B, 4.78%, 2012	568,533	526,959
U.S. Oncology, Inc., Term Loan C, 5.55%, 2011	289,326	278,476

		$9,351,778
Medical Equipment - 1.4%
Hologic, Inc., Term Loan A, 5%, 2012	$342,028	$340,745
Hologic, Inc., Term Loan B, 5.75%, 2013	179,565	178,442
Orthofix International N.V., Term Loan B, 4.56%, 2013	1,024,226	944,849
Sterigenics International, Inc., Term Loan B, 7%, 2013	201,939	184,775

		$1,648,811
Metals & Mining - 0.2%
Euramax International, Inc., Term Loan, 8%, 2012	$315,031	$254,125

Natural Gas - Pipeline - 2.4%
Atlas Pipeline Partners LP, Term Loan, 4.97%, 2014	$438,112	$424,969
Energy Transfer Equity LP, Term Loan, 7%, 2012	1,358,892	1,316,144
Enterprise Group Holdings LP, Term Loan B, 4.9%, 2014	1,055,647	1,031,235

		$2,772,348
Network & Telecom - 2.1%
Fairpoint Communications, Inc., Term Loan B, 2015 (o)	$437,410	$384,374
Hargray Communications, Inc., Term Loan B, 5.05%, 2014	304,284	278,420

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Floating Rate Loans (g)(r) - continued
Network & Telecom - continued
Time Warner Telecom, Inc., Term Loan B, 4.47%, 2013	$1,162,144	$1,111,591
Windstream Corp., Term Loan B, 4.29%, 2013	744,447	717,694

		$2,492,079
Oil Services - 1.9%
Hercules Offshore, Inc., Term Loan B, 4.55%, 2013	$716,742	$690,760
Petroleum Geo Services A.S.A., Term Loan B, 4.55%, 2015	548,098	530,970
Volnay Acquisition Co. I, Term Loan B, 4.8%, 2014	964,616	938,089

		$2,159,819
Pharmaceuticals - 1.5%
Mylan Laboratories, Inc., Term Loan B, 5.93%, 2014	$790,775	$781,455
Royalty Pharma Finance Trust, Term Loan, 5.05%, 2013	372,213	369,887
Stiefel Laboratories, Inc., Term Loan, 5.04%, 2013	278,302	262,300
Stiefel Laboratories, Inc., Term Loan, 5.04%, 2013	363,854	342,933

		$1,756,575
Printing & Publishing - 5.9%
American Media Operations, Inc., Term Loan B, 5.97%, 2013	$1,127,208	$1,008,851
Ascend Media Holdings LLC, Term Loan, 6.75%, 2012	481,013	216,456
Black Press Group Ltd., Term Loan B, 4.81%, 2013	194,176	173,302
Black Press Group Ltd., Term Loan B-2, 4.81%, 2013	117,892	105,219
Dex Media East LLC, Term Loan B, 4.81%, 2014	403,290	358,727
Gatehouse Media Operating, Inc., Term Loan, 4.8%, 2014	240,504	129,271
Gatehouse Media Operating, Inc., Term Loan B, 4.81%, 2014	251,828	135,357
Idearc, Inc., Term Loan A, 4.21%, 2013	695,597	508,946
MediaNews Group, Inc., Term Loan C, 6.42%, 2013	666,271	533,017
Nielsen Finance LLC, Term Loan B, 4.8%, 2013	927,067	856,234
Quebecor World, Inc., DIP Term Loan, 8.25%, 2009	635,072	633,219
Reader’s Digest Associations, Inc., Term Loan B, 4.6%, 2014	539,919	435,985
Tribune Co., Incremental Term Loan, 2014 (o)	703,639	464,401
Tribune Co., Term Loan X, 5.54%, 2009	102,300	97,953
Wenner Media LLC, Term Loan B, 4.55%, 2013	893,764	831,201
Yell Group Ltd., Term Loan B, 4.46%, 2012	333,180	289,450

		$6,777,589
Real Estate - 0.8%
CB Richard Ellis Group, Inc., Term Loan B, 7%, 2013	$728,117	$622,540
Tishman Speyer, Term Loan, 4.22%, 2012	306,316	251,179

		$873,719

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Floating Rate Loans (g)(r) - continued
Restaurants - 0.3%
Buffets, Inc., Letter of Credit, 9.78%, 2013	$97,577	$45,374
Buffets, Inc., Term Loan B, 9.71%, 2013	730,468	339,668

		$385,042
Retailers - 1.9%
Burlington Coat Factory, Term Loan B, 2013 (o)	$340,271	$263,497
David’s Bridal, Inc., Term Loan, 4.8%, 2014	657,558	562,212
General Nutrition Centers, Inc., Term Loan B, 5.05%, 2013	349,116	314,495
Oriental Trading Co., Inc., Term Loan, 4.93%, 2013	885,870	664,403
Rite Aid Corp., Term Loan 3, 6%, 2014	389,376	362,120

		$2,166,727
Telecommunications - Wireless - 1.3%
ALLTEL Communications, Inc., Term Loan B-2, 5.06%, 2015	$936,516	$925,512
MetroPCS Wireless, Inc., Term Loan B, 4.94%, 2013	654,996	625,596

		$1,551,108
Telephone Services - 1.1%
IPC Acquisition Corp., Term Loan, 5.05%, 2014	$458,340	$343,755
Sorenson Communications, Inc., Term Loan, 5.04%, 2013	960,793	910,952

		$1,254,707
Utilities - Electric Power - 7.0%
Boston Generating LLC, Letter of Credit, 5.05%, 2013	$135,246	$118,881
Boston Generating LLC, Revolver, 8.05%, 2013	37,869	33,287
Boston Generating LLC, Term Loan, 7%, 2013	602,142	529,283
Calpine Corp., DIP Term Loan, 5.68%, 2014	1,326,936	1,232,392
Coleto Creek Power LP, Letter of Credit, 5.55%, 2013	54,843	49,359
Coleto Creek Power LP, Term Loan B, 5.55%, 2013	778,151	700,336
Covanta Holding Corp., Letter of Credit, 4.08%, 2014	319,056	303,103
Covanta Holding Corp., Term Loan B, 4.29%, 2014	627,914	596,518
KGEN Power Corp., Letter of Credit, 4.56%, 2014	42,353	39,494
KGEN Power Corp., Term Loan B, 4.56%, 2014	69,529	64,836
Liberty Electric Power LLC, Term Loan, 5.8%, 2014	588,759	554,169
Longview Power LLC, Letter of Credit, 5.06%, 2014	45,179	39,871
Longview Power LLC, Term Loan, 5.06%, 2014	158,128	139,548
Longview Power LLC, Term Loan, 5.06%, 2014	135,538	119,612
Mach Gen LLC, Letter of Credit, 4.55%, 2013	51,167	48,659
Mach Gen LLC, Term Loan, 4.81%, 2014	486,458	462,621
Mirant North America LLC, Term Loan B, 4.21%, 2013	882,061	846,566
NRG Energy Corp., Letter of Credit, 4.3%, 2013	200,416	189,839
NRG Energy Corp., Term Loan, 4.3%, 2013	409,655	388,034

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Floating Rate Loans (g)(r) - continued
Utilities - Electric Power - continued
Texas Competitive Electric Holdings LLC, Term Loan B-2, 2014 (o)	$428,435	$399,277
Texas Competitive Electric Holdings LLC, Term Loan B-3, 6.26%, 2014	1,136,855	1,057,275
TPF Generation Holdings LLC, Term Loan, 5.55%, 2014	219,700	202,124

		$8,115,084
Utilities - Telephone - 0.4%
Cavalier Telephone Corp., Term Loan B, 9.82%, 2012	$696,824	$501,713
Total Floating Rate Loans (Identified Cost, $114,759,722)		$103,142,702

Bonds - 9.2%
Asset Backed & Securitized - 3.0%
Banc of America Commercial Mortgage, Inc., 5.39%, 2045	$297,000	$253,018
Banc of America Commercial Mortgage, Inc., FRN, 5.772%, 2017	658,873	555,438
Banc of America Commercial Mortgage, Inc., FRN, 6.002%, 2017	329,000	280,787
Credit Suisse Mortgage Capital Certificate, 5.343%, 2039	500,000	422,071
JPMorgan Chase Commercial Mortgage Securities Corp., 5.44%, 2045	500,000	427,054
JPMorgan Chase Commercial Mortgage Securities Corp., FRN, 5.466%, 2047	660,000	551,592
Merrill Lynch/Countrywide Commercial Mortgage Trust, FRN, 5.204%, 2049	474,998	398,538
Merrill Lynch/Countrywide Commercial Mortgage Trust, FRN, 5.902%, 2050	125,000	106,445
Wachovia Bank Commercial Mortgage Trust, FRN, 6.099%, 2017	500,000	428,983

		$3,423,926
Automotive - 0.4%
FCE Bank PLC, 7.125%, 2012	EUR 200,000	$243,497
Ford Motor Credit Co. LLC, 8%, 2016	$365,000	262,995

		$506,492
Broadcasting - 1.1%
DIRECTV Holdings LLC, 7.625%, 2016 (n)	$650,000	$648,375
Paxson Communications Corp., FRN, 6.04%, 2012 (n)	725,000	599,031

		$1,247,406
Building - 0.2%
Ply Gem Industries, Inc., 11.75%, 2013 (n)	$250,000	$227,500

Food & Beverages - 0.9%
Dean Foods Co., 6.625%, 2009	$1,000,000	$995,000

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Forest & Paper Products - 0.4%
Graphic Packaging International Corp., 8.5%, 2011	$500,000	$492,500

Gaming & Lodging - 0.3%
Pinnacle Entertainment, Inc., 7.5%, 2015	$400,000	$310,000

Metals & Mining - 0.6%
Freeport-McMoRan Copper & Gold, Inc., FRN, 5.882%, 2015	$750,000	$751,980

Municipals - 1.4%
Massachusetts Bay Transportation Authority Sales Tax Rev., “A”, 5.25%, 2034	$1,070,000	$1,159,099
Regional Transportation Authority, IL, “A”, MBIA, 4.5%, 2035	550,000	512,661

		$1,671,760
Printing & Publishing - 0.5%
Dex Media West LLC, 8.5%, 2010	$350,000	$336,000
Dex Media West LLC, 9.875%, 2013	348,000	267,960

		$603,960
Utilities - Electric Power - 0.4%
NRG Energy, Inc., 7.25%, 2014	$500,000	$493,125
Total Bonds (Identified Cost, $10,883,351)		$10,723,649
Total Investments (Identified Cost, $125,643,073) (k)		$113,866,351

Other Assets, Less Liabilities - 1.7%		1,914,651
Net Assets - 100.0%		$115,781,002

(g)	The rate shown represents a weighted average coupon rate on settled positions at period end, unless otherwise indicated.
(k)	As of August 31, 2008, the fund held securities fair valued in accordance with the policies adopted by the Board of Trustees, aggregating $113,866,351 and 100.00% of market value. All of these security values were provided by an independent pricing service using an evaluated bid.
(n)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was $1,474,906, representing 1.27% of net assets.
(o)	All or a portion of this position has not settled. Upon settlement date, interest rates for unsettled amounts will be determined. The rate shown represents the weighted average coupon rate for settled amounts.
(q)	All or a portion of this position represents an unfunded loan commitment. The rate shown represents a weighted average coupon rate on the full position, including the unfunded loan commitment which has no current coupon rate.
(r)	Remaining maturities of floating rate loans may be less than stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted with certainty. These loans may be subject to restrictions on resale. Floating rate loans generally have rates of interest which are determined periodically by reference to a base lending rate plus a premium.

Portfolio of Investments – continued

The following abbreviations are used in this report and are defined:

DIP	Debtor-in-Possession
FRN	Floating Rate Note. Interest rate resets periodically and may not be the rate reported at period end.

Insurers

MBIA	MBIA Insurance Corp.

Abbreviations indicate amounts shown in currencies other than the U.S. dollar. All amounts are stated in U.S. dollars unless otherwise indicated. A list of abbreviations is shown below:

EUR	Euro

Derivative Contracts at 8/31/08

Futures Contracts Outstanding at 8/31/08

Description	Contracts	Value	Expiration Date	Unrealized Appreciation (Depreciation)
U.S. Treasury Bond 10 yr (Short)	19	$2,228,938	Dec-08	$2,160

Forward Foreign Currency Exchange Contracts at 8/31/08

Type	Currency	Contracts to Deliver/Receive	Settlement Date Range	In Exchange For	Contracts at Value	Net Unrealized Appreciation (Depreciation)
Appreciation
SELL	EUR	174,377	10/22/08	$255,461	$255,055	$406

At August 31, 2008, the fund had sufficient cash and/or liquid securities to cover any commitments under these derivative contacts.

See Notes to Financial Statements

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 8/31/08

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments, at value (identified cost, $125,643,073)	$113,866,351
Cash	2,314,139
Restricted cash	30,400
Receivable for forward foreign currency exchange contracts	406
Receivable for daily variation margin on open futures contracts	11,578
Receivable for investments sold	3,247,145
Receivable for fund shares sold	193,984
Interest receivable	916,828
Other assets	2,454
Total assets		$120,583,285
Liabilities
Distributions payable	$107,874
Payable for investments purchased	4,261,210
Payable for fund shares reacquired	229,847
Payable to affiliates
Investment adviser	38,093
Management fee	8,208
Shareholder servicing costs	19,904
Distribution and service fees	4,881
Administrative services fee	286
Payable for independent trustees’ compensation	77
Accrued expenses and other liabilities	131,903
Total liabilities		$4,802,283
Net assets		$115,781,002
Net assets consist of
Paid-in capital	$137,542,287
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	(11,775,087)
Accumulated net realized gain (loss) on investments and foreign currency transactions	(9,999,564)
Undistributed net investment income	13,366
Net assets		$115,781,002
Shares of beneficial interest outstanding		13,004,204

Statement of Assets and Liabilities – continued

Class A shares
Net assets	$79,086,642
Shares outstanding	8,883,728
Net asset value per share		$8.90
Offering price per share (100/97.50 × net asset value per share)		$9.13
Class C shares
Net assets	$24,917,713
Shares outstanding	2,797,354
Net asset value and offering price per share		$8.91
Class I shares
Net assets	$11,776,647
Shares outstanding	1,323,122
Net asset value, offering price, and redemption price per share		$8.90

On sales of $50,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A and Class C shares.

See Notes to Financial Statements

Financial Statements

STATEMENT OF OPERATIONS

Year ended 8/31/08

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment income
Interest income		$10,435,894
Expenses
Management fee	$923,899
Distribution and service fees	541,281
Shareholder servicing costs	125,582
Administrative services fee	30,020
Independent trustees’ compensation	7,425
Custodian fee	234,101
Shareholder communications	30,186
Auditing fees	65,926
Miscellaneous	85,804
Total expenses		$2,044,224
Fees paid indirectly	(11,927)
Reduction of expenses by investment adviser	(279,007)
Net expenses		$1,753,290
Net investment income		$8,682,604
Realized and unrealized gain (loss) on investments and foreign currency transactions
Realized gain (loss) (identified cost basis)
Investment transactions	$(8,368,645)
Futures contracts	(8,869)
Foreign currency transactions	19,288
Net realized gain (loss) on investments and foreign currency transactions		$(8,358,226)
Change in unrealized appreciation (depreciation)
Investments	$(2,564,386)
Futures contracts	2,160
Translation of assets and liabilities in foreign currencies	(525)
Net unrealized gain (loss) on investments and foreign currency translation		$(2,562,751)
Net realized and unrealized gain (loss) on investments and foreign currency		$(10,920,977)
Change in net assets from operations		$(2,238,373)

See Notes to Financial Statements

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Years ended 8/31
	2008	2007
Change in net assets
From operations
Net investment income	$8,682,604	$13,707,192
Net realized gain (loss) on investments and foreign currency transactions	(8,358,226)	(1,454,086)
Net unrealized gain (loss) on investments and foreign currency translation	(2,562,751)	(8,894,133)
Change in net assets from operations	$(2,238,373)	$3,358,973
Distributions declared to shareholders
From net investment income
Class A	$(6,314,762)	$(10,507,672)
Class C	(1,634,820)	(1,954,905)
Class I	(888,101)	(1,163,862)
Total distributions declared to shareholders	$(8,837,683)	$(13,626,439)
Change in net assets from fund share transactions	$(65,287,784)	$1,302,931
Redemption fees	$—	$5,161
Total change in net assets	$(76,363,840)	$(8,959,374)
Net assets
At beginning of period	192,144,842	201,104,216
At end of period (including undistributed net investment income of $13,366 and $148,089, respectively)	$115,781,002	$192,144,842

See Notes to Financial Statements

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years (or life of a particular share class, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Class A	Years ended 8/31
	2008	2007	2006	2005 (c)
Net asset value, beginning of period	$9.61	$10.06	$10.13	$10.00
Income (loss) from investment operations
Net investment income (d)	$0.57	$0.66	$0.54	$0.26
Net realized and unrealized gain (loss) on investments and foreign currency	(0.71)	(0.45)	(0.07)	0.12
Total from investment operations	$(0.14)	$0.21	$0.47	$0.38
Less distributions declared to shareholders
From net investment income	$(0.57)	$(0.66)	$(0.53)	$(0.25)
From net realized gain on investments	—	—	(0.01)	—
Total distributions declared to shareholders	$(0.57)	$(0.66)	$(0.54)	$(0.25)
Redemption fees added to paid-in capital (d)	$—	$0.00 (w)	$0.00 (w)	$0.00	(w)
Net asset value, end of period	$8.90	$9.61	$10.06	$10.13
Total return (%) (r)(s)(t)	(1.47)	2.00	4.70	3.88	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.31	1.35	1.41	2.40	(a)
Expenses after expense reductions (f)	1.11	1.10	1.13	0.73	(a)
Net investment income	6.25	6.58	5.35	3.90	(a)
Portfolio turnover	44	85	35	48
Net assets at end of period (000 Omitted)	$79,087	$141,547	$153,946	$54,348

See Notes to Financial Statements

Financial Highlights – continued

Class C	Years ended 8/31
	2008	2007	2006	2005 (c)
Net asset value, beginning of period	$9.61	$10.06	$10.12	$10.00
Income (loss) from investment operations
Net investment income (d)	$0.51	$0.59	$0.46	$0.21
Net realized and unrealized gain (loss) on investments and foreign currency	(0.71)	(0.46)	(0.06)	0.13
Total from investment operations	$(0.20)	$0.13	$0.40	$0.34
Less distributions declared to shareholders
From net investment income	$(0.50)	$(0.58)	$(0.45)	$(0.22)
From net realized gain on investments	—	—	(0.01)	—
Total distributions declared to shareholders	$(0.50)	$(0.58)	$(0.46)	$(0.22)
Redemption fees added to paid-in capital (d)	$—	$0.00 (w)	$0.00 (w)	$0.00	(w)
Net asset value, end of period	$8.91	$9.61	$10.06	$10.12
Total return (%) (r)(s)(t)	(2.10)	1.23	4.03	3.45	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.06	2.10	2.16	3.24	(a)
Expenses after expense reductions (f)	1.86	1.85	1.87	1.53	(a)
Net investment income	5.51	5.83	4.58	3.30	(a)
Portfolio turnover	44	85	35	48
Net assets at end of period (000 Omitted)	$24,918	$35,523	$29,472	$12,335

See Notes to Financial Statements

Financial Highlights – continued

Class I	Years ended 8/31
	2008	2007	2006	2005 (c)
Net asset value, beginning of period	$9.60	$10.06	$10.13	$10.00
Income (loss) from investment operations
Net investment income (d)	$0.59	$0.69	$0.57	$0.27
Net realized and unrealized gain (loss) on investments and foreign currency	(0.69)	(0.47)	(0.08)	0.12
Total from investment operations	$(0.10)	$0.22	$0.49	$0.39
Less distributions declared to shareholders
From net investment income	$(0.60)	$(0.68)	$(0.55)	$(0.26)
From net realized gain on investments	—	—	(0.01)	—
Total distributions declared to shareholders	$(0.60)	$(0.68)	$(0.56)	$(0.26)
Redemption fees added to paid-in capital (d)	$—	$0.00 (w)	$0.00 (w)	$0.00	(w)
Net asset value, end of period	$8.90	$9.60	$10.06	$10.13
Total return (%) (r)(s)	(1.12)	2.15	4.96	3.98	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.06	1.09	1.16	2.12	(a)
Expenses after expense reductions (f)	0.86	0.85	0.88	0.52	(a)
Net investment income	6.43	6.84	5.53	4.05	(a)
Portfolio turnover	44	85	35	48
Net assets at end of period (000 Omitted)	$11,777	$15,075	$17,686	$1,467

(a)	Annualized.
(c)	For the period from the commencement of the fund’s investment operations, January 5, 2005, through the stated period end.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(n)	Not annualized.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(w)	Per share amount was less than $0.01.

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Floating Rate High Income Fund (the fund) is a series of MFS Series Trust X (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The fund can invest up to 100% of its portfolio in high-yield securities rated below investment grade. Investments in high-yield securities involve greater degrees of credit and market risk than investments in higher-rated securities and tend to be more sensitive to economic conditions. The fund can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment.

Investment Valuations – Debt instruments and floating rate loans (other than short-term instruments), including restricted debt instruments, are generally valued at an evaluated or composite bid as reported by a third party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates reported by a third party pricing service. Futures contracts are generally valued at last posted settlement price as reported by a third party pricing service on the market on which they are primarily traded. Futures contracts for which there were no trades that day for a particular position are generally valued at the closing bid quotation as reported by a third party pricing service on the market on which such futures contracts are primarily traded. Forward foreign currency contracts are generally valued at the mean of bid and asked prices for the time period interpolated from rates reported by a third party pricing service for proximate time periods. Securities and other assets generally valued on the basis of information from a third party pricing service may also be valued at a broker-dealer bid quotation. Values obtained from pricing services can utilize both dealer-supplied valuations and electronic

Notes to Financial Statements – continued

data processing techniques, which take into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. The adviser may rely on third party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of investments used to determine the fund’s net asset value may differ from quoted or published prices for the same investments.

In September 2006, FASB Statement No. 157, Fair Value Measurements (the “Statement”) was issued, and is effective for fiscal years beginning after November 15, 2007 and for all interim periods within those fiscal years. This Statement provides a single definition of fair value, a hierarchy for measuring fair value and expanded disclosures about fair value measurements. Management is evaluating the application of the Statement to the fund, and believes the impact will be limited to expanded disclosures resulting from the adoption of this Statement in the fund’s financial statements.

Repurchase Agreements – The fund may enter into repurchase agreements with approved counterparties. Each repurchase agreement is recorded at cost.

Notes to Financial Statements – continued

The fund requires that the securities collateral in a repurchase transaction be transferred to a custodian. The fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the fund under each such repurchase agreement. The fund and other funds managed by Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Derivative Risk – The fund may invest in derivatives for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to gain market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost. Cash that has been segregated on behalf of certain derivative contracts will be reported separately on the Statement of Assets and Liabilities as restricted cash. On some over-the-counter derivatives, the fund attempts to reduce its exposure to counterparty credit risk by entering into an ISDA Master Agreement on a bilateral basis with each of the counterparties with whom it undertakes a significant volume of transactions. The ISDA Master Agreement gives the fund the right, upon an event of default by the applicable counterparty, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any. However, absent an event of default by the counterparty, the ISDA Master Agreement does not result in an offset of reported balance sheet assets and liabilities across transactions between the fund and the applicable counterparty. Derivative instruments include futures contracts and forward foreign currency exchange contracts.

Notes to Financial Statements – continued

In March 2008, FASB Statement No. 161, Disclosures about Derivative Instruments and Hedging Activities (the “Standard”) was issued, and is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. This Standard provides enhanced disclosures about the fund’s use of and accounting for derivative instruments and the effect of derivative instruments on the fund’s results of operations and financial position. Management is evaluating the application of the Standard to the fund, and has not at this time determined the impact, if any, resulting from the adoption of this Standard on the fund’s financial statements.

Futures Contracts – The fund may enter into futures contracts for the delayed delivery of securities or currency, or contracts based on financial indices at a fixed price on a future date. In entering such contracts, the fund is required to deposit with the broker either in cash or securities an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by the fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the fund. Upon entering into such contracts, the fund bears the risk of interest or exchange rates or securities prices moving unexpectedly, in which case, the fund may not achieve the anticipated benefits of the futures contracts and may realize a loss.

Forward Foreign Currency Exchange Contracts – The fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of the contract. The fund may enter into forward foreign currency exchange contracts for hedging purposes as well as for non-hedging purposes. For hedging purposes, the fund may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. The fund may also use contracts in a manner intended to protect foreign currency denominated securities from declines in value due to unfavorable exchange rate movements. For non-hedging purposes, the fund may enter into contracts with the intent of changing the relative exposure of the fund’s portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until the contract settlement date. On contract settlement date, the gains or losses are recorded as realized gains or losses on foreign currency transactions.

Loans and Other Direct Debt Instruments – The fund may invest in loans and loan participations or other receivables. These investments may include

Notes to Financial Statements – continued

standby financing commitments, including revolving credit facilities, which obligate the fund to supply additional cash to the borrower on demand. At August 31, 2008, the portfolio had unfunded loan commitments of $513,054, which could be extended at the option of the borrower and which are covered by sufficient cash and/or liquid securities held by the fund. The market value and obligation of the fund on these unfunded loan commitments is included in Investments, at value and Payable for investments purchased, respectively, on the Statement of Assets and Liabilities. Loan participations involve a risk of insolvency of the lending bank or other financial intermediary.

Indemnifications – Under the fund’s organizational documents, its officers and trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Short Term Fees – Prior to December 1, 2006, the fund charged a 1% redemption fee on proceeds from Class A, Class C, and Class I shares redeemed or exchanged within 30 calendar days following their acquisition. Effective December 1, 2006, the fund no longer charges a redemption fee. Any redemption fees charged were accounted for as an addition to paid-in capital.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. The fund earns certain fees in connection with its floating rate loan purchasing activities. These fees are in addition to interest payments earned and may include amendment fees, commitment fees, facility fees, consent fees, and prepayment fees. Commitment fees are recorded on an accrual basis as income in the accompanying financial statements.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended August 31, 2008, is shown as a reduction of total expenses on the Statement of Operations.

Notes to Financial Statements – continued

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund adopted the provisions of FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes (“the Interpretation”) on the first day of the fund’s fiscal year. The Interpretation prescribes a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. There was no impact resulting from the adoption of this Interpretation on the fund’s financial statements. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service. It is the fund’s policy to record interest and penalty charges on underpaid taxes associated with its tax positions as interest expense and miscellaneous expense, respectively. No such charges were recorded in the current financial statements. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

During the year ended August 31,2008, there were no significant adjustments due to differences between book and tax accounting.

The tax character of distributions declared to shareholders is as follows:

	8/31/08	8/31/07
Ordinary income (including any short-term capital gains)	$8,837,683	$13,626,439

Notes to Financial Statements – continued

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 8/31/08
Cost of investments	$125,692,578
Gross appreciation	196,521
Gross depreciation	(12,022,748)
Net unrealized appreciation (depreciation)	$(11,826,227)
Undistributed ordinary income	430,760
Capital loss carryforwards	(1,976,551)
Post-October capital loss deferral	(7,971,348)
Other temporary differences	(417,919)

As of August 31, 2008, the fund had capital loss carryforwards available to offset future realized gains. Such losses expire as follows:

8/31/14	$ (1,442)
8/31/15	(10,841)
8/31/16	(1,964,268)
$(1,976,551)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and services fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the value of settled shares outstanding of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses.

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at an annual rate of 0.65% of the fund’s average daily net assets.

The investment adviser has agreed in writing to pay a portion of the fund’s operating expenses, exclusive of management, distribution and service, and certain other fees and expenses, such that operating expenses do not exceed 0.20% annually of the fund’s average daily net assets. This written agreement will continue through December 31, 2008 unless changed or rescinded by the board of trustees. For the year ended August 31, 2008, this reduction amounted to $278,280 and is reflected as a reduction of total expenses in the Statement of Operations.

In addition, the investment adviser has agreed in writing to pay a portion of the fund’s operating expenses, exclusive of certain other fees and expenses,

Notes to Financial Statements – continued

such that total annual fund operating expenses do not exceed the following rates annually of the fund’s average daily assets with respect to each class:

Class A	1.30%
Class C	2.05%
Class I	1.05%

This written agreement may be rescinded only upon consent of the fund’s Board of Trustees.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $9,839 for the year ended August 31, 2008, as its portion of the initial sales charge on sales of Class A shares of the fund.

The Board of Trustees has adopted a distribution plan for certain class shares pursuant to Rule 12b-1 of the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Distribution Plan Fee Table:

	Distribution Fee Rate	Service Fee Rate	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	0.10%	0.25%	0.35%	0.25%	$247,980
Class C	0.75%	0.25%	1.00%	1.00%	293,301
Total Distribution and Service Fees					$541,281

(d)	In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees up to these annual percentage rates of each class’ average daily net assets.
(e)	The annual effective rates represent actual fees incurred under the distribution plan for the year ended August 31, 2008 based on each class’ average daily net assets. Payment of the 0.10% annual Class A distribution fee is not yet in effect and will be implemented on such date as the fund’s Board of Trustees may determine.

Certain Class A shares purchased prior to September 1, 2008 are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 12 months of purchase. Certain Class A shares purchased on or subsequent to September 1, 2008 are subject to a CDSC in the event of a shareholder redemption within 24 months of purchase. Class C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. All contingent deferred sales charges are paid to MFD and during the year ended August 31, 2008, were as follows:

Amount
Class A	$8,095
Class C	$14,106

Notes to Financial Statements – continued

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund’s Board of Trustees. For the year ended August 31, 2008, the fee was $45,282, which equated to 0.0319% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. For the year ended August 31, 2008, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $75,654.

Under a Special Servicing Agreement among MFS, each MFS fund which invests in other MFS funds (“MFS fund-of-funds”) and each underlying fund in which a MFS fund-of-funds invests (“underlying funds”), each underlying fund may pay a portion of each MFS fund-of-fund’s transfer agent-related expenses, including sub-accounting fees payable to financial intermediaries, to the extent such payments do not exceed the benefits realized or expected to be realized by the underlying fund from the investment in the underlying fund by the MFS fund-of-fund. For the year ended August 31, 2008, these costs for the fund amounted to $4,646 and are reflected in the shareholder servicing costs on the Statement of Operations.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged a fixed amount plus a fee based on average daily net assets. The fund’s annual fixed amount is $17,500. The administrative services fee incurred for the year ended August 31, 2008 was equivalent to an annual effective rate of 0.0211% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other MFS funds (the funds) have entered into services agreements (the Agreements) which provide for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. The ICCO and Assistant ICCO are officers of the funds and the sole members of Tarantino LLC and Griffin

Notes to Financial Statements – continued

Compliance LLC, respectively. The funds can terminate the Agreements with Tarantino LLC and Griffin Compliance LLC at any time under the terms of the Agreements. For the year ended August 31, 2008, the fee paid by the fund to Tarantino LLC and Griffin Compliance LLC was $1,035 and is included in miscellaneous expense on the Statement of Operations. MFS has agreed to reimburse the fund for a portion of the payments made by the fund to Tarantino LLC in the amount of $727 which is shown as a reduction of total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO and Assistant ICCO.

(4)	Portfolio Securities

Purchases and sales of investments, other than U.S. Government securities, purchased option transactions, and short-term obligations, aggregated $60,070,446 and $119,683,222, respectively.

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 8/31/08		Year ended 8/31/07
	Shares	Amount	Shares	Amount
Shares sold
Class A	4,789,555	$44,172,404	12,626,052	$126,902,271
Class C	915,578	8,525,777	2,237,641	22,502,436
Class I	373,742	3,499,200	297,669	2,942,832
	6,078,875	$56,197,381	15,161,362	$152,347,539
Shares issued to shareholders in reinvestment of distributions
Class A	516,882	$ 4,797,966	791,440	$ 7,916,868
Class C	112,063	1,040,185	131,105	1,309,939
Class I	96,187	887,877	116,116	1,161,936
	725,132	$6,726,028	1,038,661	$10,388,743
Shares reacquired
Class A	(11,158,909)	$(103,769,635)	(13,980,367)	$(139,448,882)
Class C	(1,928,568)	(17,810,046)	(1,599,768)	(15,946,145)
Class I	(716,875)	(6,631,512)	(602,474)	(6,038,324)
	(13,804,352)	$(128,211,193)	(16,182,609)	$(161,433,351)
Net change
Class A	(5,852,472)	$(54,799,265)	(562,875)	$ (4,629,743)
Class C	(900,927)	(8,244,084)	768,978	7,866,230
Class I	(246,946)	(2,244,435)	(188,689)	(1,933,556)
	(7,000,345)	$(65,287,784)	17,414	$1,302,931

Notes to Financial Statements – continued

The fund is one of several mutual funds in which the MFS funds-of-funds may invest. The MFS funds-of-funds do not invest in the underlying MFS funds for the purpose of exercising management or control. At the end of the period, the MFS Lifetime Retirement Income Fund and MFS Lifetime 2010 Fund were each owners of record of approximately 2% of the value of outstanding voting shares of the fund.

(6)	Line of Credit

The fund and other funds managed by MFS participate in a $1 billion unsecured committed line of credit provided by a syndication of banks under a credit agreement. In addition, the fund and other funds managed by MFS have established uncommitted borrowing arrangements with certain banks. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the Federal Reserve funds rate plus 0.30%. In addition, a commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. For the year ended August 31, 2008, the fund’s commitment fee and interest expense were $601 and $0, respectively, and are included in miscellaneous expense on the Statement of Operations.

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Trustees of MFS Series Trust X and the Shareholders of

MFS Floating Rate High Income Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Floating Rate High Income Fund (one of the portfolios comprising MFS Series Trust X) (the “Trust”) as of August 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2008, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of MFS Floating Rate High Income Fund as of August 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

October 15, 2008

TRUSTEES AND OFFICERS —

IDENTIFICATION AND BACKGROUND

The Trustees and officers of the Trust, as of October 1, 2008, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is 500 Boylston Street, Boston, Massachusetts 02116.

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (born 10/20/63)	Trustee	February 2004	Massachusetts Financial Services Company, Chief Executive Officer, President, Chief Investment Officer and Director
Robert C. Pozen (k) (born 8/08/46)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman (since February 2004); Harvard Business School (education), Senior Lecturer (since 2008); Bell Canada Enterprises (telecommunications), Director (since March 2002); The Bank of New York, Director (finance), (March 2004 to May 2005); The Commonwealth of Massachusetts, Secretary of Economic Affairs (January 2002 to December 2002); Fidelity Investments, (investment advisor), Vice Chairman (until December 2001); Fidelity Management & Research Company (investment adviser), President (until July 2001); Telesat (satellite communications), Director (until November 2007)
INDEPENDENT TRUSTEES
J. Atwood Ives (born 5/01/36)	Trustee and Chair of Trustees	February 1992	Private investor; KeySpan Corporation (energy related services), Director until 2004; Woodstock Corporation (investment advisory firm), Director until 2003
Robert E. Butler (n) (born 11/29/41)	Trustee	January 2006	Consultant – regulatory and compliance matters (since July 2002); PricewaterhouseCoopers LLP (professional services firm), Partner (until 2002)

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
Lawrence H. Cohn, M.D. (born 3/11/37)	Trustee	August 1993	Brigham and Women’s Hospital, Senior Cardiac Surgeon (since 2005); Harvard Medical School, Professor of Cardiac Surgery; Partners HealthCare, Physician Director of Medical Device Technology (since 2006); Brigham and Women’s Hospital, Chief of Cardiac Surgery (until 2005)
David H. Gunning (born 5/30/42)	Trustee	January 2004	Retired; Cleveland-Cliffs Inc. (mining products and service provider), Vice Chairman/Director (until May 2007); Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director; Development Alternatives, Inc. (consulting), Director/Non Executive Chairman; Portman Limited (mining), Director (since 2005); Southwest Gas Corp. (natural gas distribution), Director (until May 2004)
William R. Gutow (born 9/27/41)	Trustee	December 1993	Private investor and real estate consultant; Capital Entertainment Management Company (video franchise), Vice Chairman; Texas Donuts (donut franchise), Vice Chairman (since 2007); Atlantic Coast Tan (tanning salons), Vice Chairman (until 2007)
Michael Hegarty (born 12/21/44)	Trustee	December 2004	Retired; AXA Financial (financial services and insurance), Vice Chairman and Chief Operating Officer (until 2001); The Equitable Life Assurance Society (insurance), President and Chief Operating Officer (until 2001)
Lawrence T. Perera (born 6/23/35)	Trustee	July 1981	Hemenway & Barnes (attorneys), Counsel
J. Dale Sherratt (born 9/23/38)	Trustee	August 1993	Insight Resources, Inc. (acquisition planning specialists), President; Wellfleet Investments (investor in health care companies), Managing General Partner

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
Laurie J. Thomsen (born 8/05/57)	Trustee	March 2005	New Profit, Inc. (venture philanthropy), Partner (since 2006); Private investor; Prism Venture Partners (venture capital), Co-founder and General Partner (until June 2004); The Travelers Companies (commercial property liability insurance), Director
Robert W. Uek (born 5/18/41)	Trustee	January 2006	Consultant to investment company industry; PricewaterhouseCoopers LLP (professional services firm), Partner (until 1999); TT International Funds (mutual fund complex), Trustee (until 2005); Hillview Investment Trust II Funds (mutual fund complex), Trustee (until 2005)
OFFICERS
Robert J. Manning (k) (born 10/20/63)	President	March 2008	Massachusetts Financial Services Company, Chief Executive Officer, President, Chief Investment Officer and Director
Maria F. Dwyer (k) (born 12/01/58)	Treasurer	March 2008	Massachusetts Financial Services Company, Executive Vice President and Chief Regulatory Officer (since March 2004) Chief Compliance Officer (since December 2006); President of the Funds (November 2005 – March 2008); Fidelity Management & Research Company, Vice President (prior to March 2004); Fidelity Group of Funds, President and Treasurer (prior to March 2004)
Christopher R. Bohane (k) (born 1/18/74)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel
Ethan D. Corey (k) (born 11/21/63)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel (since 2004); Dechert LLP (law firm), Counsel (prior to December 2004)

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
David L. DiLorenzo (k) (born 8/10/68)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President (since June 2005); JP Morgan Investor Services, Vice President (until June 2005)
Timothy M. Fagan (k) (born 7/10/68)	Assistant Secretary and Assistant Clerk	September 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel (since September 2005); John Hancock Advisers, LLC, Vice President, Senior Attorney and Chief Compliance Officer (until August 2005)
Mark D. Fischer (k) (born 10/27/70)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President (since May 2005); JP Morgan Investment Management Company, Vice President (until May 2005)
Robyn L. Griffin (born 7/04/75)	Assistant Independent Chief Compliance Officer	August 1, 2008	Griffin Compliance LLC (provider of compliance services), Principal (since August 2008); State Street Corporation (financial services provider), Mutual Fund Administration Assistant Director (October 2006 – July 2008); Liberty Mutual Group (insurance), Personal Market Assistant Controller (April 2006 – October 2006); Deloitte & Touche LLP (professional services firm), Senior Manager (prior to April 2006)
Brian E. Langenfeld (k) (born 3/07/73)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel (since May 2006); John Hancock Advisers, LLC, Assistant Vice President and Counsel (until April 2006)
Ellen Moynihan (k) (born 11/13/57)	Assistant Treasurer	April 1997	Massachusetts Financial Services Company, Senior Vice President
Susan S. Newton (k) (born 3/07/50)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel (since April 2005); John Hancock Advisers, LLC, Senior Vice President, Secretary and Chief Legal Officer (until April 2005)

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
Susan A. Pereira (k) (born 11/05/70)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel (since June 2004); Bingham McCutchen LLP (law firm), Associate (until June 2004)
Mark N. Polebaum (k) (born 5/01/52)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary (since January 2006); Wilmer Cutler Pickering Hale and Dorr LLP (law firm), Partner (until January 2006)
Frank L. Tarantino (born 3/07/44)	Independent Chief Compliance Officer	June 2004	Tarantino LLC (provider of compliance services), Principal (since June 2004); CRA Business Strategies Group (consulting services), Executive Vice President (until June 2004)
Richard S. Weiztel (k) (born 7/16/70)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Vice President and Assistant General Counsel (since 2004); Massachusetts Department of Business and Technology, General Counsel (until April 2004)
James O. Yost (k) (born 6/12/60)	Assistant Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President

(h)	Date first appointed to serve as Trustee/officer of an MFS fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Messrs. Pozen and Manning served as Advisory Trustees.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.
(n)	In 2004 and 2005, Mr. Butler provided consulting services to the independent compliance consultant retained by MFS pursuant to its settlement with the SEC concerning market timing and related matters. The terms of that settlement required that compensation and expenses related to the independent compliance consultant be borne exclusively by MFS and, therefore, MFS paid Mr. Butler for the services he rendered to the independent compliance consultant. In 2004 and 2005, MFS paid Mr. Butler a total of $351,119.29.

Each Trustee (except Mr. Butler and Mr. Uek) has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust held a shareholders’ meeting in 2005 to elect Trustees, and will hold a shareholders’ meeting at least once every five years thereafter, to

Trustees and Officers – continued

elect Trustees. Messrs. Butler, Sherratt, Gutow, Uek and Ms. Thomsen are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of January 1, 2008, the Trustees served as board members of 100 funds within the MFS Family of Funds.

The Statement of Additional Information for the Fund and further information about the Trustees are available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 500 Boylston Street, Boston, MA 02116-3741	State Street Bank and Trust Company 225 Franklin Street, Boston, MA 02110
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 500 Boylston Street, Boston, MA 02116-3741	Deloitte & Touche LLP 200 Berkeley Street, Boston, MA 02116
Portfolio Managers
David Cobey Philip Robbins

BOARD REVIEW OF INVESTMENT

ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2008 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Lipper Inc., an independent third party, on the investment performance of the Fund for the one-year period ended December 31, 2007 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Lipper Inc. on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Lipper Inc. (the “Lipper expense group”), (iii) information provided by MFS on the advisory fees of comparable portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers,

Board Review of Investment Advisory Agreement – continued

reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Lipper Inc. was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Lipper Inc. and MFS, the Trustees reviewed the total return investment performance of the Fund’s Class A shares as well as the performance of peer groups of funds for the one-year period ended December 31, 2007. The total return performance of the Fund’s Class A shares was in the 3rd quintile relative to the other funds in the universe for the one-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The Fund commenced operations in January 2005 and has a limited operating history and performance record; therefore, no performance data for the three- or five-year period was available. Because of the passage of time, this performance may differ from performance results for more recent periods, including those shown elsewhere in this report.

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance.

Board Review of Investment Advisory Agreement – continued

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Class A shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Lipper Inc. The Trustees considered that MFS currently observes an expense limitation for the Fund. The Trustees also considered that, according to the Lipper data (which takes into account the expense limitation), the Fund’s effective advisory fee rate was lower than the Lipper expense group median, and the Fund’s total expense ratio was approximately at the Lipper expense group median.

The Trustees also considered the advisory fees charged by MFS to institutional accounts. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund in comparison to institutional accounts, the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund, and the impact on MFS and expenses associated with the more extensive regulatory regime to which the Fund is subject in comparison to institutional accounts.

The Trustees also considered whether the Fund is likely to benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund. They noted that the Fund’s advisory fee rate schedule is not currently subject to any breakpoints. Taking into account the expense limitation noted above, the Trustees determined not to recommend any advisory fee breakpoints for the Fund at this time.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund.

Board Review of Investment Advisory Agreement – continued

The Trustees also considered current and developing conditions in the financial services industry, including the entry into the industry of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Funds were satisfactory.

The Trustees also considered benefits to MFS from the use of the Fund’s portfolio brokerage commissions, if applicable, to pay for investment research (excluding third-party research, for which MFS pays directly), and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Fund.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including a majority of the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2008.

A discussion regarding the Board’s most recent review and renewal of the fund’s Investment Advisory Agreement with MFS will be available on or about

November 1, 2008 by clicking on the fund’s name under “Mutual Funds” in the “Products and Performance” section of the MFS Web site (mfs.com).

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds’ proxy voting policies and procedures is available without charge, upon request, by calling 1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

A shareholder can also obtain the quarterly portfolio holdings report at mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2008 income tax forms in January 2009.

MFS® PRIVACY NOTICE

Privacy is a concern for every investor today. At MFS Investment Management® and the MFS funds, we take this concern very seriously. We want you to understand our policies about the investment products and services that we offer, and how we protect the nonpublic personal information of investors who have a direct relationship with us and our wholly owned subsidiaries.

Throughout our business relationship, you provide us with personal information. We maintain information and records about you, your investments, and the services you use. Examples of the nonpublic personal information we maintain include

•	data from investment applications and other forms
•	share balances and transactional history with us, our affiliates, or others
•	facts from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. We may share nonpublic personal information with third parties or certain of our affiliates in connection with servicing your account or processing your transactions. We may share information with companies or financial institutions that perform marketing services on our behalf or with other financial institutions with which we have joint marketing arrangements, subject to any legal requirements.

Authorization to access your nonpublic personal information is limited to appropriate personnel who provide products, services, or information to you. We maintain physical, electronic, and procedural safeguards to help protect the personal information we collect about you.

If you have any questions about the MFS privacy policy, please call 1-800-225-2606 any business day between 8 a.m. and 8 p.m. Eastern time.

Note: If you own MFS products or receive MFS services in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

CONTACT US

Web site

mfs.com

MFS TALK

1-800-637-8255

24 hours a day

Account service and literature

Shareholders

1-800-225-2606

8 a.m. to 8 p.m. Eastern time

Investment professionals

1-800-343-2829

8 a.m. to 8 p.m. Eastern time

Retirement plan services

1-800-637-1255

8 a.m. to 8 p.m. Eastern time

Mailing address

MFS Service Center, Inc.

P.O. Box 55824

Boston, MA

02205-5824

Overnight mail

MFS Service Center, Inc.

c/o Boston Financial Data Services

30 Dan Road

Canton, MA 02021-2809

Go paperless with eDelivery: Arrange to have MFS® send prospectuses, reports, and proxies directly to your e-mail inbox. You’ll get timely information and less clutter in your mailbox (not to mention help your fund save printing and postage costs).

Sign up: If your account is registered with us, simply go to mfs.com, log in to your account via MFS® Access, and select the eDelivery sign-up options.

If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS Access, and eDelivery may not be available to you.

ITEM 2.	CODE OF ETHICS.

The Registrant has adopted a Code of Ethics pursuant to Section 406 of the Sarbanes-Oxley Act and as defined in Form N-CSR that applies to the Registrant’s principal executive officer and principal financial and accounting officer. The Registrant has not amended any provision in its Code of Ethics (the “Code”) that relates to an element of the Code’s definitions enumerated in paragraph (b) of Item 2 of this Form N-CSR.

A copy of the Code of Ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Messrs. Robert E. Butler and Robert W. Uek and Ms. Laurie J. Thomsen, members of the Audit Committee, have been determined by the Board of Trustees in their reasonable business judgment to meet the definition of “audit committee financial expert” as such term is defined in Form N-CSR. In addition, Messrs. Butler and Uek and Ms. Thomsen are “independent” members of the Audit Committee (as such term has been defined by the Securities and Exchange Commission in regulations implementing Section 407 of the Sarbanes-Oxley Act of 2002). The Securities and Exchange Commission has stated that the designation of a person as an audit committee financial expert pursuant to this Item 3 on the Form N-CSR does not impose on such a person any duties, obligations or liability that are greater than the duties, obligations or liability imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Items 4(a) through 4(d) and 4(g):

The Board of Trustees has appointed Deloitte & Touche LLP (“Deloitte”) to serve as independent accountants to the series of the Registrant (the series referred to as the “Fund”). The tables below set forth the audit fees billed to the Fund as well as fees for non-audit services provided to the Fund and/or to the Fund’s investment adviser, Massachusetts Financial Services Company (“MFS”), and to various entities either controlling, controlled by, or under common control with MFS that provide ongoing services to the Fund (“MFS Related Entities”).

For the fiscal years ended August 31, 2008 and 2007, audit fees billed to the Fund by Deloitte were as follows:

	Audit Fees
	2008	2007
Fees billed by Deloitte:
MFS Floating Rate High Income Fund	56,056	35,452

For the fiscal years ended August 31, 2008 and 2007, fees billed by Deloitte for audit-related, tax and other services provided to the Fund and for audit-related, tax and other services provided to MFS and MFS Related Entities were as follows:

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[3]
	2008	2007	2008	2007	2008	2007
Fees billed by Deloitte:
To MFS Floating Rate High Income Fund	0	0	7,537	7,903	1,207	485
To MFS and MFS Related Entities of MFS Floating Rate High Income Fund*	1,340,542	905,470	0	0	191,422	543,753

	2008	2007
Aggregate fees for non-audit services:
To MFS Floating Rate High Income Fund, MFS and MFS Related Entities#	1,643,095	1,605,189

*	This amount reflects the fees billed to MFS and MFS Related Entities for non-audit services relating directly to the operations and financial reporting of the Fund (portions of which services also related to the operations and financial reporting of other funds within the MFS Funds complex).

#	This amount reflects the aggregate fees billed by Deloitte for non-audit services rendered to the Fund and for non-audit services rendered to MFS and the MFS Related Entities.

[1]

The fees included under “Audit-Related Fees” are fees related to assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but not reported under “Audit Fees,” including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters and internal control reviews.

[2]

The fees included under “Tax Fees” are fees associated with tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews and tax distribution and analysis.

[3]

The fees included under “All Other Fees” are fees for products and services provided by Deloitte other than those reported under “Audit Fees,” “Audit-Related Fees” and “Tax Fees,” including fees for services related to sales tax refunds, consultation on internal cost allocations, consultation on allocation of monies pursuant to an administrative proceeding regarding disclosure of brokerage allocation practices in connection with fund sales, analysis of certain portfolio holdings versus investment styles, review of internal controls and review of Rule 38a-1 compliance program.

Item 4(e)(1):

Set forth below are the policies and procedures established by the Audit Committee of the Board of Trustees relating to the pre-approval of audit and non-audit related services:

To the extent required by applicable law, pre-approval by the Audit Committee of the Board is needed for all audit and permissible non-audit services rendered to the Funds and all permissible non-audit services rendered to MFS or MFS Related Entities if the services relate directly to the operations and financial reporting of the Registrant. Pre-approval is currently on an engagement-by-engagement basis. In the event pre-approval of such services is necessary between regular meetings of the Audit Committee and it is not practical to wait to seek pre-approval at the next regular meeting of the Audit Committee, pre-approval of such services may be referred to the Chair of the Audit Committee for approval; provided that the Chair may not pre-approve any individual engagement for such services exceeding $50,000 or multiple engagements for such services in the aggregate exceeding $100,000 in each period between regular meetings of the Audit Committee. Any engagement pre-approved by the Chair between regular meetings of the Audit Committee shall be presented for ratification by the entire Audit Committee at its next regularly scheduled meeting.

Item 4(e)(2):

None, or 0%, of the services relating to the Audit-Related Fees, Tax Fees and All Other Fees paid by the Fund and MFS and MFS Related Entities relating directly to the operations and financial reporting of the Registrant disclosed above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X (which permits audit committee approval after the start of the engagement with respect to services other than audit, review or attest services, if certain conditions are satisfied).

Item 4(f):	Not applicable.

Item 4(h): The Registrant’s Audit Committee has considered whether the provision by a Registrant’s independent registered public accounting firm of non-audit services to MFS and MFS Related Entities that were not pre-approved by the Committee (because such services did not relate directly to the operations and financial reporting of the Registrant) was compatible with maintaining the independence of the independent registered public accounting firm as the Registrant’s principal auditors.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the Registrant.

ITEM 6.	INVESTMENTS

A schedule of investments of the Registrant is included as part of the report to shareholders of such series under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the Registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to the procedures by which shareholders may send recommendations to the Board for nominees to the Registrant’s Board since the Registrant last provided disclosure as to such procedures in response to the requirements of Item 407 (c)(2)(iv) of Regulation S-K or this Item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	Based upon their evaluation of the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as conducted within 90 days of the filing date of this report on Form N-CSR, the registrant’s principal financial officer and principal executive officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)	There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by the report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)	File the exhibits listed below as part of this form. Letter or number the exhibits in the sequence indicated.

(1)	Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Code of Ethics attached hereto.

(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2): Attached hereto.

(b)	If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for the purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference: Attached hereto.

Notice

A copy of the Amended and Restated Declaration of Trust, as amended, of the Registrant is on file with the Secretary of State of The Commonwealth of Massachusetts and notice is hereby given that this instrument is executed on behalf of the Registrant by an officer of the Registrant as an officer and not individually and the obligations of or arising out of this instrument are not binding upon any of the Trustees or shareholders individually, but are binding only upon the assets and property of the respective constituent series of the Registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) MFS SERIES TRUST X

By (Signature and Title)*	ROBERT J. MANNING
Robert J. Manning, President

Date: October 15, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	ROBERT J. MANNING
Robert J. Manning, President (Principal Executive Officer)

Date: October 15, 2008

By (Signature and Title)*	MARIA F. DWYER
Maria F. Dwyer, Treasurer (Principal Financial Officer and Accounting Officer)

Date: October 15, 2008

*	Print name and title of each signing officer under his or her signature.